SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               Form 8-K

                            Current Report


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 17, 1995


                         CCB FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)


   North Carolina             0-12358              56-1347849
  (State or other      (Commission File No.)    (IRS Employer
  jurisdiction of                              Identification No.)
  incorporation)

      111 Corcoran Street, Post Office Box 931, Durham, NC 27702
               (Address of principal executive offices)


Registrant's telephone number, including area code (919) 683-7777


                              N/A
               (Former name or former address, if
                    changed since last report)



Item 5.  Other Events

On July 17, 1995, the Registrant's lead bank subsidiary, Central Carolina Bank and Trust Company ("CCB"), entered into Change of Control Agreements with its three executive officers. The Agreements provide that, if within two years following a change in control (as defined therein), CCB terminates the executive officers for other than cause or a terminating events occurs (as defined therein), then the executive officers shall receive an amount equal to 299% of their compensation and accelerated vesting of certain employee benefits.


Item 7.  Financial Statements and Exhibits

Financial Statements

    None

Exhibits

10.1 Change of Control Agreement dated July 17, 1995 between Central Carolina Bank and Trust Company and Ernest C. Roessler
10.2 Change of Control Agreement dated July 17, 1995 between Central Carolina Bank and Trust Company and Richard L. Furr
10.3 Change of Control Agreement dated July 17, 1995 between Central Carolina Bank and Trust Company and J. Scott Edwards

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CCB FINANCIAL CORPORATION
                                   Registrant


Date:  August 3, 1995             By:  /s/ W. HAROLD PARKER, JR.
                                         W. Harold Parker, Jr.
                                          Senior Vice President
                                          and Controller